UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2009
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	95-4840775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices, including zip code)
(310) 553-6262
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
Signature(s)
Exhibit Index
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) Northrop Grumman Corporation (the “Company”) entered into a new change-in-control agreement with Wesley G. Bush, President and Chief Operating Officer, on October 2, 2009, in the form of the January 2010 Special Agreement attached hereto as Exhibit 10.1. The January 2010 Special Agreement is effective January 1, 2010 and supersedes and replaces the January 2009 Special Agreement between the Company and Mr. Bush, and eliminates the tax gross-up provided under the January 2009 Special Agreement.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.
     Exhibit 10.1      Form of Northrop Grumman Corporation January 2010 Special Agreement

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009	NORTHROP GRUMMAN CORPORATION
	By:	/s/ Joseph F. Coyne, Jr.
Joseph F. Coyne, Jr.
Corporate Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

EX-10.1	Form of Northrop Grumman Corporation January 2010 Special Agreement